VGOF-P7 12/22

LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED DECEMBER 1, 2022 TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

DATED JULY 29, 2022,

OF EACH FUND LISTED IN SCHEDULE A (THE “FUNDS”)

This supplement announces a reduction in the investment management fee rate of each Fund, effective December 1, 2022. Therefore, effective December 1, 2022, the following replaces the investment management fee schedule with respect to the Funds in the section of the Funds’ SAI titled “Investment Management and Service Provider Information – Manager” in order to disclose the reduced investment management fee rates:

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)
New Jersey Municipals Fund[2]	N/A	0.45
New York Municipals Fund[3]	N/A	0.45

[2]

Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate that decreased as assets increased as follows: 0.50% of the Fund’s average daily net assets up to and including $500 million; and 0.48% of the Fund’s average daily net assets over $500 million.

[3]	Prior to December 1, 2022, the Fund paid an investment management fee at an annual rate of 0.50% of the Fund’s average daily net assets.

SCHEDULE A

Fund	Date of SAI
LEGG MASON PARTNERS INCOME TRUST

Western Asset New Jersey Municipals Fund	July 29, 2022
Western Asset New York Municipals Fund	July 29, 2022

Please retain this supplement for future reference.